HUNTINGTON STRATEGY SHARES

(the “Trust”)

HUNTINGTON US EQUITY ROTATION STRATEGY ETF

HUNTINGTON ECOLOGICAL STRATEGY ETF

(each an “ETF” and together the “ETFs”)

SUPPLEMENT DATED OCTOBER 30, 2015, TO THE HUNTINGTON STRATEGY

SHARES’ PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2015, AS AMENDED

On September 3, 2015, The Huntington National Bank, the sole shareholder of Huntington Asset Advisors, Inc. (the “Advisor”), the ETFs’ investment advisor, entered into an agreement to sell the Advisor to Rational Capital LLC (the “Transaction”). Under the Investment Company Act of 1940 (the “1940 Act”), the closing of the Transaction (the “Closing”) will cause the Trust’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, the Trust’s Board of Trustees has approved the following:

•	a new investment advisory agreement with the Advisor (to be renamed Rational Advisors, Inc.) with respect to each ETF;

•	nominees to replace certain of the current Trustees on the Board of Trustees of the Trust; and

•	a proposal to permit the Advisor, as the investment advisor to the ETFs, to hire and replace subadvisors or to modify subadvisory agreements with respect to any ETF without shareholder approval.

Each of these items will be submitted to the shareholders of the ETFs for their approval at a joint special meeting of shareholders that has been scheduled for December 18, 2015. The Closing is subject to certain shareholder approvals and other conditions to closing, and is currently expected to occur on December 31, 2015.

It is expected that the Advisor will have new management after the Closing. In connection with the anticipated change in management, it is expected that the ETFs’ portfolio managers primarily responsible for overseeing the ETFs’ investments, effective upon the Closing, will be as follows:

David Miller

Senior Portfolio Manager. Service with the ETFs since 2016.

Co-founder of Catalyst Capital Advisors LLC (“Catalyst”), an affiliate of Rational Capital LLC, in 2006. He is responsible for the day-to-day management of several funds managed by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

Michael Schoonover

Portfolio Manager. Service with the ETFs since 2016.

Portfolio manager of Catalyst since November 2013. He is responsible for the day-to-day management of several other funds managed by Catalyst and its affiliates. Mr. Schoonover began his association with Catalyst in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at Catalyst to provide investment research for several mutual funds. From 2005—2011, he served in various technical and scientific management roles with the Perrigo Company.

The foregoing is not a solicitation of any proxy. Once a Proxy Statement regarding the above proposals has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and has become effective, shareholders will receive a copy of the Proxy Statement. You may also obtain a free copy of the Proxy Statement by calling Huntington Strategy Shares at (855) 477-3837 or visiting www.huntingtonstrategyshares.com. You should carefully read and consider the Proxy Statement before voting on any proposal. The Proxy Statement also will be available without charge on the SEC’s web site (www.sec.gov).